                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                    WM Strategic Asset Management Portfolios
                (Name of Registrant as Specified In Its Charter)

                            [NAME OF PERSON FILING]
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

--------------------------------------------------------------------------------

[WM Group of Funds letterhead]

May 14, 1999

Dear Strategic Asset Management Portfolio Shareholder:

     It has been an exciting twelve months, and I thought it would be timely to bring you up to date on a number of recent developments at WM Group of Funds. On October 1, 1998, H.F. Ahmanson & Company, the parent company of Home Savings of America and the former advisor to The Griffin Funds, merged with Washington Mutual, Inc. On March 6, 1999, we successfully completed the merger of the Griffin Funds into the corresponding WM Funds -- representing an additional $1.1 billion for the Fund complex.

     During the process, we determined that changing the legal structure of the WM Strategic Asset Management Portfolios would allow us to offer former Griffin Funds shareholders the opportunity to exchange from their current asset allocation service into the WM Strategic Asset Management Portfolios on a tax-free basis. The exchange provides an opportunity to capture over $600 million additional assets for the SAM Portfolios.

     What this means to you, as a shareholder, is that you will benefit from:

     - Opportunities for greater economies of scale associated with increased assets under management

     - Potentially lower operating costs and shareholder expenses than without these assets

     - Maintaining a high level of service and operational efficiency

     WE ARE SEEKING YOUR VOTE IN FAVOR OF THE REORGANIZATION. PLEASE TAKE THE TIME TO REVIEW THE ENCLOSED PROXY MATERIALS, SIGN AND RETURN THE ENCLOSED PROXY CARD.

     For the reorganization to qualify as a "TAX-FREE" transaction, the SAM Portfolios (including your Portfolio) and former shareholders of the Griffin Funds need to contribute their shares of the WM Group of Funds to the newly organized WM Strategic Asset Management Portfolios, LLC as part of a single transaction. This reorganization is currently scheduled to take place on or about July 16, 1999. PLEASE BE ASSURED THAT THIS REORGANIZATION WILL NOT AFFECT YOUR INVESTMENT OPTIONS OR ACCOUNT VALUE.

     The new SAM Portfolios' structure will maintain the versatility and flexibility you have become accustomed to within your asset allocation option. As a result, we urge you to vote in favor of the reorganization of the SAM Portfolios.



Distributed by WM Funds Distributor, Inc.

PROVEN PERFORMANCE

     The SAM Portfolios will continue to offer specific advantages to you:

     - ACTIVELY MANAGED ASSET ALLOCATION which reflects our disciplined approach to managing assets from a perspective to maximizing return while managing risk

     - ONGOING PORTFOLIO MONITORING and periodic adjustments based on economic trends

     - QUARTERLY PORTFOLIO REPORTS to keep you informed about Portfolio performance

     The WM Funds' heritage in the investment business dates back to 1939. Although past performance is no guarantee of future results, our long-term performance has demonstrated our ability to produce value-added results for our shareholders over time.


-----------------------------------------------------------------------------------------------------------
                                                      AVERAGE ANNUAL TOTAL RETURN
                                                  FOR THE PERIOD ENDED MARCH 31, 1999
                            -------------------------------------------------------------------------------
 SAM PORTFOLIOS                       1 YEAR                     5 YEAR                 SINCE INCEPTION*
                            -------------------------------------------------------------------------------
                            NO SALES        WITH MAX.   NO SALES      WITH MAX.   NO SALES     WITH MAX.
                             CHARGE      SALES CHARGE     CHARGE   SALES CHARGE     CHARGE    SALES CHARGE
-----------------------------------------------------------------------------------------------------------
 Strategic Growth
 (maximum 5.5% sales
 charge)                      17.19%        10.75%         n/a          n/a        19.92%        18.16%
-----------------------------------------------------------------------------------------------------------
 Conservative Growth
 (maximum 5.5% sales
 charge)                      15.09%         8.76%       13.59%       12.31%       13.63%        12.88%
-----------------------------------------------------------------------------------------------------------
 Balanced
 (maximum 5.5% sales
 charge)                      11.99%         5.83%       11.84%       10.58%       11.31%        10.57%
-----------------------------------------------------------------------------------------------------------
 Flexible Income
 (maximum 4.5% sales
 charge)                       7.84%         2.99%        8.98%        7.98%        7.97%        7.14%
-----------------------------------------------------------------------------------------------------------
 Income
 (maximum 4.5% sales
 charge)                       4.37%        -0.32%        5.69%        4.72%        7.15%        6.57%

--------------------------------------------------------------------------------

* 5/31/95 -- Strategic Growth, 9/30/90 -- Conservative Growth, Balanced, and Income, 3/31/93 -- Flexible Income. All performance shown prior to the November 1, 1996 asset conversion date (the date on which the majority of existing SAM clients voluntarily exchanged into the SAM Portfolio) for the Strategic Asset Management Portfolios represents the performance of the SAM Account, a discretionary asset allocation service that invested in the Sierra Trust Funds. The SAM Account was not registered as an investment company under the Investment Company Act of 1940 ("Act") and therefore, was not subject to certain investment restrictions that the Act imposes. If the SAM Account had been registered under the Act, its performance may have differed. Investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Each Portfolio's performance has benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.

     Thank you for choosing WM Group of Funds. We appreciate the confidence you have placed with us, and thank you for considering this important opportunity. If you have any questions regarding the SAM Portfolios, please do not hesitate to contact your Investment Representative, or call us at (800) 222-5852. We look forward to receiving your signed PROXY CARD soon.

Sincerely,
/s/ William G. Papesh
---------------------
William G. Papesh
President

 The WM Group of Funds prospectus contains more complete information including charges and expenses.

[WM GROUP OF FUNDS LOGO]


                               IMPORTANT NEWS FOR
                           STRATEGIC ASSET MANAGEMENT
                             PORTFOLIO SHAREHOLDERS


THIS IS A BRIEF OVERVIEW OF THE MAJOR MATTER TO BE VOTED UPON. YOU SHOULD CAREFULLY READ THE TEXT OF THE ENCLOSED PROXY STATEMENT.

WHY AM I RECEIVING THIS PROXY STATEMENT?

          The transaction discussed in the proxy will effectively allow the WM Strategic Asset Management (SAM) Portfolios to acquire the shares of the underlying WM Group of Funds that are held by participants in a separate asset allocation advisory service. The transaction has been structured so it can be accomplished on a tax-free basis for both those participants and for existing SAM Portfolio shareholders. The transaction involves changing the SAM Portfolios from a Massachusetts business trust to a Massachusetts limited liability company.

HOW WILL THIS AFFECT MY ACCOUNT?

          The reorganization will not affect your account value or investment option. After the reorganization, you will be a shareholder of a new Portfolio that will continue to seek the same investment objective, following the same investment policies and disciplined thinking that have served SAM clients so well over the years. You will continue to receive the same shareholder services. All applicable fees will remain the same and in time, this change may result in lower operating costs and expenses, as a percentage of net assets, than would be the case without an increase in assets under management. Of course, there can be no assurance that the expected investments by WMFS clients, if any, will result in savings for current Portfolio shareholders.


[IMPORTANT NEWS SIDEBAR]

[IMPORTANT NEWS SIDEBAR]

WHY DO I NEED TO VOTE?

          Your vote is important and is needed to ensure that the proposal outlined in the proxy statement can be acted upon. YOUR IMMEDIATE RESPONSE ON THE ENCLOSED PROXY CARD(S) OR BY TELEPHONE WILL HELP PREVENT THE NEED FOR ANY FURTHER SOLICITATIONS FOR A SHAREHOLDER VOTE. We encourage all shareholders to participate in the governance of the Portfolios.

HOW DOES THE BOARD OF TRUSTEES SUGGEST THAT I VOTE?

          After careful consideration, the Board of Trustees unanimously recommends that you vote "FOR" the proposal. The attached proxy statement is designed to give you information relating to the proposal on which you are being asked to vote. We encourage you to support the Trustees' recommendation.

HOW DO I VOTE MY SHARES?

          You may vote by mail, phone, fax or in person at the Special Meeting. To vote by mail, simply sign and send us the enclosed authorization card(s) in the envelope provided. In the alternative, you may vote by phone or fax through D.F. King, our proxy solicitor. To vote by fax, sign the proxy card and fax (both sides) to (212) 269-2796. The proxy solicitor can accept your vote over the phone anytime between 5:00 a.m. and 6:00 p.m. Pacific Time (8:00 a.m. and 9:00 p.m. Eastern
          Time), Monday through Friday -- SIMPLY CALL (800) 755-7250. Finally, you can vote in person at the Special Meeting on June 23, 1999.

WHOM DO I CALL IF I HAVE QUESTIONS?

          D.F. King, our proxy solicitor, will be happy to answer your questions about the solicitation. Please call (800) 755-7250 between 5:00 a.m. and 6:00 p.m. Pacific Time (8:00 a.m. and 9:00 p.m. Eastern Time), Monday through Friday, or you may call your Investment Representative.

WHO IS PAYING THE COST OF THE SHAREHOLDER MEETING AND THIS PROXY SOLICITATION?

          WM Advisors and its affiliates -- not your Portfolio -- are paying all costs.

IF THE CHANGES ARE APPROVED BY THE SHAREHOLDERS, WHEN WILL THEY GO INTO EFFECT?

          If the shareholders approve the proposed changes at the special meeting on June 23, 1999, they should become effective on or about July 16, 1999.

                             THANK YOU FOR MAILING
                           YOUR PROXY CARD PROMPTLY!

          WE APPRECIATE YOUR CONTINUED SUPPORT AND LOOK FORWARD TO SERVING YOUR FUTURE INVESTMENT NEEDS.

                               WM GROUP OF FUNDS
                    WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS

                           STRATEGIC GROWTH PORTFOLIO
                         CONSERVATIVE GROWTH PORTFOLIO
                               BALANCED PORTFOLIO
                           FLEXIBLE INCOME PORTFOLIO
                                INCOME PORTFOLIO

                         1201 THIRD AVENUE, 22ND FLOOR
                           SEATTLE, WASHINGTON 98101

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 23, 1999



     A Special Meeting of Shareholders (the "Meeting") of WM Strategic Asset Management Portfolios (the "Trust") will be held at 1201 Third Avenue, 22nd Floor, Seattle, Washington on June 23, 1999 at 11:00 a.m. (Pacific time), to consider and take action on the following proposal (the "Proposal"):



     A. REORGANIZATION AS A MASSACHUSETTS LIMITED LIABILITY COMPANY. To approve the reorganization of each of the Portfolios (the "Existing Portfolios") listed above (a "Reorganization"), currently a series of a Massachusetts business trust (the "Trust") as a series (a "New Portfolio") of a Massachusetts limited liability company (the "Company") pursuant to an Agreement and Plan of Reorganization providing for, and the authorization of certain related actions involving, the transfer of all of the assets of the Existing Portfolio to the corresponding New Portfolio, in exchange for shares of the corresponding New Portfolio and the assumption by the corresponding New Portfolio of all of the liabilities of the Existing Portfolio, and the distribution of such shares of the New Portfolio to the shareholders of the Existing Portfolio in complete liquidation of the Existing Portfolio; and the taking of any other actions by the Existing Portfolio or its affiliates to the extent necessary to complete the transactions contemplated in connection with the Existing Portfolio's Reorganization. (TO BE VOTED UPON BY THE SHAREHOLDERS OF EACH EXISTING PORTFOLIO, VOTING SEPARATELY BY PORTFOLIO BUT WITHOUT REGARD TO CLASS.)


     B. OTHER BUSINESS. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Trustees has fixed the close of business on April 26, 1999 as the record date for determination of shareholders of the Trust entitled to notice of, and to vote at, the Meeting.

                                          By Order of the Board of Trustees

                                          John T. West
                                          Secretary

May 14, 1999



YOUR VOTE IS IMPORTANT! WE URGE YOU TO PROMPTLY SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE PREPAID POSTAGE ENVELOPE WHICH IS ALSO ENCLOSED FOR YOUR CONVENIENCE OR YOU MAY CALL (800) 755-7250 TO VOTE BY TELEPHONE OR FAX YOUR PROXY TO (212) 269-2796. THIS WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION.

                               WM GROUP OF FUNDS
                    WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS

                           STRATEGIC GROWTH PORTFOLIO
                         CONSERVATIVE GROWTH PORTFOLIO
                               BALANCED PORTFOLIO
                           FLEXIBLE INCOME PORTFOLIO
                                INCOME PORTFOLIO

                         1201 THIRD AVENUE, 22ND FLOOR
                           SEATTLE, WASHINGTON 98101

                        SPECIAL MEETING OF SHAREHOLDERS

                                PROXY STATEMENT


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of WM Strategic Asset Management Portfolios, a Massachusetts business trust (the "Trust") for use at the Special Meeting of Shareholders (the "Meeting") to be held at 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101 on June 23, 1999 at 11:00 a.m. (Pacific time), or any adjournment thereof. Accompanying this Proxy Statement is a Notice of the Meeting (the "Notice") and a proxy for the Meeting solicited by the Board of Trustees. It is expected that this Proxy Statement, the Notice and the proxy will be mailed to shareholders on or about May 14, 1999. Except as specifically provided herein, the term "Existing Portfolios" shall refer to the Portfolios listed above, each of which is currently organized as a series of the Trust.


     THE TRUST WILL FURNISH TO SHAREHOLDERS, UPON REQUEST AND WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 1998. THE ANNUAL REPORT OF THE TRUST MAY BE OBTAINED BY CONTACTING THE TRUST AT THE ADDRESS LISTED ON THE COVER PAGE OF THIS PROXY STATEMENT OR BY CALLING TOLL-FREE (800) 222-5852.

     The Meeting has been called for the purpose of having the shareholders of the Trust consider and take action upon the proposal set forth in the Notice (the "Proposal"). Shareholders of each Existing Portfolio are entitled to vote on the Proposal as it affects that Portfolio, voting separately by Portfolio. Shareholders of both Classes of each Existing Portfolio will vote together. Each share of an Existing Portfolio outstanding on the Record Date, as defined below, will be entitled to one vote, with fractional shares voting proportionately.

     The close of business on April 26, 1999, has been established as the record date (the "Record Date") for determining shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, the following number of shares of each Existing Portfolio were outstanding:


                                                               NUMBER OF
                                                                SHARES
                                                              OUTSTANDING
                                                              -----------
Strategic Growth Portfolio..................................   8,745,973
Conservative Growth Portfolio...............................  26,180,200
Balanced Portfolio..........................................  22,272,181
Flexible Income Portfolio...................................   3,425,909
Income Portfolio............................................   1,841,754

     As of the Record Date, the Trust believes that the Trustees and officers of the Trust, as a group, owned less than one percent of the shares of each Existing Portfolio and of the Trust as a whole. To the best knowledge of the Trust, no person owned of record or beneficially 5% or more of the outstanding shares of any Existing Portfolio as of the Record Date.



     The holders of 30% of the shares of each Existing Portfolio outstanding on the Record Date, present in person or represented by proxy, will constitute a quorum for the Meeting with respect to the Existing Portfolio. A majority of all shares outstanding of each Existing Portfolio is required to approve the Proposal with respect to such Existing Portfolio. If shareholders of some of the Existing Portfolios approve the Proposal and others do not, the Board of Trustees will consider what further actions may be appropriate with respect to the Proposal.


     Timely, properly executed proxies will be voted as you instruct. IF NO SPECIFICATION IS MADE, SHARES WILL BE VOTED FOR THE APPROVAL OF THE PROPOSAL. At any time before it has been voted, the enclosed proxy may be revoked by the signer by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the Meeting, requesting the return of any previously delivered proxy and voting in person.


     Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the Proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes have the effect of votes against the Proposal.


     The Proposal described in this Proxy Statement has been approved by the Board of Trustees of the Trust. The Board of Trustees does not intend to bring any other matters before the Meeting and does not know of any other matters which will be brought before the Meeting by others. In the event any other matters not mentioned in the Proxy Statement properly come before the Meeting, the enclosed proxy authorizes the persons named in the proxy to vote on such other matters in their discretion.

     Solicitation of proxies by personal interview, mail and telephone may be made by officers and Trustees of the Trust and employees of WM Advisors, Inc. (the "Manager"), WM Funds Distributor, Inc. (the "Distributor") and their affiliates. The Trust has retained D.F. King to aid in solicitation of proxies for a fee not to exceed $50,000. The costs of retaining D.F. King and other expenses incurred in connection with the solicitation of proxies, and the costs of holding the Meeting, will be borne by the Manager and/or its affiliates, not by the Existing Portfolios.


     If sufficient votes in favor of the Proposal are not received by the time currently scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a plurality of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. If the Meeting is adjourned with respect to one or more Existing Portfolios, one or more of the other Existing Portfolios may still proceed to vote on the Proposal and such vote will be dispositive for that Existing Portfolio. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the

Proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Manager and/or its affiliates. See Proposal 1
 -- "Reorganization as a Massachusetts Limited Liability Company."

     In order that your shares may be represented at the Meeting, please sign, date and complete the enclosed proxy and return it in the prepaid postage envelope enclosed for your convenience.


     In the alternative, you may vote by phone or fax through D.F. King, our proxy solicitor. To vote by fax, sign the proxy card and fax (both sides) to
(212) 269-2796 or simply call (800) 755-7250.


SHAREHOLDER PROPOSALS AT FUTURE MEETINGS

     The Trust does not, and the Company will not, hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Company must be received by the Company at a reasonable time before the Company's mailing of solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.

PROPOSAL 1:

REORGANIZATION AS A MASSACHUSETTS LIMITED LIABILITY COMPANY


     At the Meeting, it is proposed that the shareholders of each Existing Portfolio approve the reorganization (a "Reorganization") of their Existing Portfolio, currently a series of a Massachusetts business trust, as a series of a Massachusetts limited liability company (a "New Portfolio"). Each Reorganization would be effected pursuant to an Agreement and Plan of Reorganization (a "Plan") which provides for the transfer of all of the assets of the Existing Portfolio to the New Portfolio in exchange for shares of the New Portfolio and the assumption by the New Portfolio of all of the liabilities of the Existing Portfolio, followed by the liquidation of the Existing Portfolio (the "SAMP Reorganization"). This Proposal also would authorize the taking of any other actions by the Existing Portfolio and its affiliates to the extent necessary to complete the Existing Portfolio's Reorganization. A vote in favor of this Proposal will constitute a vote in favor of both the Reorganization of the relevant Existing Portfolio and any other actions necessary to complete the Reorganization.



     The name of the Company is "WM Strategic Asset Management Portfolios, LLC." The Company has been newly organized for the purpose of effecting the Reorganization. Like the Trust, the Company will have separate series representing different Portfolios. The Trust is, and the Company will be, registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust's shares are, and the Company's shares will be, registered under the Securities Act of 1933, as amended. Like the Existing Portfolios, each New Portfolio will have shares representing beneficial interests in the assets and liabilities belonging to that series, and each series will be further divided into separate classes (Class A and Class B) that have the same attributes as the corresponding classes of the Existing Portfolio. Each New Portfolio will have the same investment objectives, policies and restrictions, and the same name (Strategic Growth Portfolio, Conservative Growth Portfolio, Balanced Portfolio, Flexible Income Portfolio or Income Portfolio) as the corresponding Existing Portfolio. In each Reorganization, the shareholders of an Existing Portfolio will receive shares of the corresponding New Portfolio which are of the same class (Class A or Class B) as the shares of the Existing Portfolio they currently hold.

BACKGROUND AND REASONS FOR THE REORGANIZATION

     The Board of Trustees of the Trust, including all Trustees who are not "interested persons" of the Trust, the Manager or the Distributor within the meaning of the 1940 Act, has unanimously approved the Reorganizations of the Existing Portfolios and recommended shareholder approval of this Proposal. The Board of Trustees determined that the Reorganization of each Existing Portfolio would be in the best interests of that Existing Portfolio and that the interests of each Existing Portfolio's shareholders would not be diluted as a result of the Reorganization. The Board of Trustees also considered the tax consequences of the Reorganizations.


     The Massachusetts Limited Liability Company Act provides statutory limited liability for shareholders. While the possibility of shareholder liability of a shareholder of a Massachusetts business trust is considered remote, reorganization as a Massachusetts limited liability company is expected to offer New Portfolio shareholders greater protection from potential personal liability.



     The Reorganizations of the Existing Portfolios will also permit the assets of certain of the Existing Portfolios to be combined on a tax-free basis with the assets of certain investors who currently receive asset allocation services from WM Financial Services ("WMFS"), an affiliate of the Manager and Distributor. Those investors currently hold shares of certain WM Funds, just as each of the Existing Portfolios holds shares of the same WM Funds (the "Underlying WM Funds"). The expected addition of up to $610 million by those WMFS clients to the Strategic Growth, Conservative Growth, Balanced and Flexible Income Portfolios will provide some protection from possible increases in expenses (as a percentage of average net assets) that could result if the Portfolios were to shrink in size and may provide a greater opportunity for lowering aggregate operating expenses (as a percentage of average net assets) for those Portfolios than would otherwise be the case. While the Reorganizations are expected to result in the same or lower expenses for each Portfolio, there can be no assurance that the expected additions by those investors will result in savings for any Existing Portfolio shareholders.



     The tax-free treatment of the Reorganizations means that all assets contributed to each New Portfolio, both by the Existing Portfolios and by WMFS advisory clients, will be carried on the New Portfolio's books at the tax basis in effect immediately prior to the Reorganizations. This means that, when shares of the Underlying WM Funds originally belonging to WMFS advisory clients are sold by a New Portfolio, any gain on sale will result in a capital gain which, when subsequently distributed to shareholders of the New Portfolio, will be taxable to all shareholders of the New Portfolio at the time of distribution, not only to the former WMFS advisory clients who originally owned the securities. Similarly, when securities originally belonging to the Existing Portfolios are sold by a New Portfolio, any gain on sale will generally be taxable to all shareholders of that New Portfolio at the time of distribution of such gain, not only to the shareholders of the Existing Portfolio which held the securities at the time of the Reorganization. For a further discussion of tax consequences, please see Federal Income Tax Consequences on page 9.


AGREEMENT AND PLAN OF REORGANIZATION


     Each Plan provides that the relevant New Portfolio will acquire all of the assets of the corresponding Existing Portfolio in exchange for the assumption by the New Portfolio of all of the liabilities of the Existing Portfolio and for the issuance of the shares of the New Portfolio ("Reorganization Shares"), all as of the Exchange Date (defined in each Plan to be July 16, 1999 or such other date as may be agreed upon by the New Portfolio and the Existing Portfolio). The following discussion of the Plans is qualified in its entirety by the full text of the Plan for each Existing Portfolio, the form of which is attached as Appendix A to this Proxy Statement.


     Each Existing Portfolio will transfer all of its assets to the corresponding New Portfolio, and, in exchange, the New Portfolio will assume all of the liabilities of the Existing Portfolio and deliver to the Existing Portfolio (i) a number of full and fractional Class A Reorganization Shares having an aggregate net asset value equal to the value of the assets of the Existing Portfolio attributable to its Class A shares, less the value of the liabilities of the Existing Portfolio assumed by the New Portfolio attributable to the Class A shares of the Existing Portfolio and (ii) a number of full and fractional Class B Reorganization Shares having an aggregate net asset value equal to the value of assets of the Existing Portfolio attributable to its Class B shares, less the value of the liabilities of the Existing Portfolio assumed by the New Portfolio attributable to the Class B shares of the Existing Portfolio.



     Immediately following the Exchange Date, each Existing Portfolio will distribute pro rata to its shareholders of record as of the close of business on the Exchange Date the full and fractional Reorganization Shares received by the Existing Portfolio, with Class A Reorganization Shares being distributed to holders of Class A shares of the Existing Portfolio and Class B Reorganization Shares being distributed to holders of Class B shares of the Existing Portfolio. As a result of the proposed transaction, each holder of Class A and Class B shares of the Existing Portfolio will receive a number of Class A and Class B Reorganization Shares equal in aggregate value at the Exchange Date to the value of the Class A and Class B shares, respectively, of the Existing Portfolio held by the shareholder. This distribution will be accomplished by the establishment of accounts on the records of the corresponding New Portfolio in the names of the Existing Portfolio shareholders, each account representing the respective number of full and fractional Class A and Class B Reorganization Shares due such shareholder. Because the shares of the New Portfolio will not be represented by certificates, certificates for Reorganization Shares will not be issued.


     The consummation of each Reorganization is subject to the conditions set forth in the relevant Plan, any of which may be waived. Each Plan may be terminated and the Reorganization abandoned at any time, before or after approval by the shareholders of the Existing Portfolio, prior to the Exchange Date, by mutual consent of the relevant Existing Portfolio and New Portfolio or, if any condition set forth in the Plan has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

     All legal and accounting fees and expenses, printing and other fees and expenses incurred in connection with the consummation of the transactions contemplated by the Plan will be borne by the Manager and/or its affiliates.

     Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by any other party of such expenses would result in the disqualification of the first party as a "regulated investment company" within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").

REORGANIZATION SHARES

     Full and fractional Reorganization Shares will be issued to each Existing Portfolio's shareholders in accordance with the procedures under the Plan as described above. The Reorganization Shares are Class A and Class B shares of the New Portfolio, which will have characteristics identical to those of the corresponding class of Existing Portfolio shares with respect to contingent deferred sales charges ("CDSCs") and conversion. For purposes of determining the CDSC payable on redemption of Class B Reorganization Shares, as well as the conversion date of Class B Reorganization Shares, (i) the Class B Reorganization Shares will be treated as having been acquired as of the dates that, and for the prices at which, the shareholders originally acquired their Class B shares of the Existing Portfolio, (ii) any CDSC will be applied using the schedule in effect for the Existing Portfolio at the time the shares of the Existing Portfolio were originally purchased, and (iii) Class B Reorganization Shares will convert automatically into Class A shares of the New Portfolio after the same conversion period as was in effect at the time the shares of the Existing Portfolio were originally purchased. Class A Reorganization Shares will be subject to service and distribution fees, payable under the New Portfolio's Class A Distribution Plan, which is substantially identical to the Existing Portfolio's existing Class A Distribution Plan. Class B Reorganization Shares will be subject to service and distribution fees payable under the New Portfolio's Class B Distribution Plan, which is substantially identical to the Existing Portfolio's existing Class B Distribution Plan.

OTHER MATTERS


     The investment objectives, policies and restrictions of each New Portfolio will be the same as those for the corresponding Existing Portfolio; they will not change as a result of the Reorganizations. The Manager and an officer of the Trust, as the sole members of the Company (the "Initial Members") prior to the Existing Portfolios' Reorganization, will vote for the current Trustees of the Trust as Trustees of the Company (the "Trustees"). The Trust's officers will become officers of the Company with comparable responsibilities. The Initial Members will approve an Investment Management Agreement between the Company and the Manager substantially identical to the Investment Management Agreement currently in effect and a Distribution Plan for each Class of shares substantially identical to those currently in effect for the Existing Portfolio. The Distributor will serve as the distributor of the shares of the Company under the same terms as it does for the Trust.


STRUCTURE OF THE COMPANY AND THE NEW PORTFOLIOS

     The Company has been established pursuant to a Limited Liability Company Agreement (the "Company Agreement") under the laws of The Commonwealth of Massachusetts. Immediately prior to the Reorganization, the Company will have nominal assets and no liabilities and the sole members of the Company will be the Initial Members. After the Reorganization, the same Trustees who currently serve as Trustees on the Trust will be the Trustees of the Company.


     Each of the Reorganization Shares will be fully paid and nonassessable by the Company when issued, will be transferable without restriction, and will have no preemptive or conversion rights, except that Class B Reorganization Shares convert automatically into Class A shares as described above. The Company Agreement permits the Company to issue an unlimited number of shares and, without shareholder approval, to divide its shares into two or more series of shares representing separate investment portfolios and to further divide any such series into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. Each New Portfolio's shares will initially be divided into two classes, Class A and Class B, which correspond to the classes of shares of the relevant Existing Portfolio.


COMPARISON OF GOVERNING DOCUMENTS OF EXISTING PORTFOLIOS AND NEW PORTFOLIOS

     As a Massachusetts limited liability company, the Company will be subject to the provisions of its Company Agreement and Bylaws (the "Company Bylaws"). The provisions of the Company Agreement and the Company Bylaws differ in certain respects from those of the Trust's Agreement and Declaration of Trust (the "Declaration of Trust") and Bylaws ("Trust Bylaws"). The following is a summary of certain of those differences. For additional information regarding all of the differences, shareholders should refer directly to such documents, copies of which may be obtained without charge by contacting the Trust at its address listed on the cover of this Proxy Statement or by calling toll-free (800) 222-5852.


     SHAREHOLDER LIABILITY. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the Trust, although this possibility is considered remote. The Massachusetts Limited Liability Company Act provides, by statute, that shareholders shall not be liable for liabilities of the Company by virtue of their being shareholders.



     VOTING RIGHTS, MEETINGS AND PROCEDURES. The voting rights of shareholders of the Company are set forth in the Company Agreement. The shareholders of each New Portfolio generally have the same rights to vote and to call shareholder meetings as shareholders of each Existing Portfolio except with regard to derivative litigation and amendment of the respective Agreements. (Please see discussion below of voting rights with respect to amendments and derivative litigation). The Trust Bylaws provide that a quorum is 30% of the aggregate number of Shares entitled to vote, while the Company Agreement provides that 10% of the Shares entitled to vote shall constitute a quorum. Neither a New Portfolio nor an Existing Portfolio is required to hold annual shareholder meetings for matters such as the election of Trustees, although the requirements of the 1940 Act may effectively require that a New Portfolio or an Existing Portfolio call special shareholder meetings under certain conditions.



     DIFFERENCES IN REDEMPTION RIGHTS OF SHAREHOLDERS. The Trust Agreement requires at least weekly redemptions to be permitted even if not required by the 1940 Act. Redemption of shares by shareholders under the Company Agreement is only subject to the requirements of the 1940 Act, which gives shareholders the right to daily redemptions.



     MANDATORY REDEMPTION RIGHTS BY THE TRUST/COMPANY. The Declaration of Trust provides that the Trust may redeem shares at any time, if the Trustees determine in their sole discretion that failure to so redeem may have materially adverse consequences to the holders of the shares of the Trust or any class or series of shares thereof. The Company Agreement provides that the Company shall have the right at any time to redeem shares of any shareholder to the extent such shareholder owns shares equal to or in excess of a percentage determined from time to time by the Trustees of (a) the outstanding shares of the Company or (b) the shares of any Series. Both the Declaration of Trust and the Company Agreement provide that the Portfolio may redeem shares of an account which falls below a minimum value set by the Trustees.



     DIFFERENCES IN RECORDS PROVISIONS. The Declaration of Trust provides that the Declaration of Trust and any amendments thereto shall be filed with the Secretary of the Commonwealth of Massachusetts, and a copy thereof shall be kept at the office of the Trust where it may be inspected by any Shareholder. The Company Agreement provides that "[a]ny documents which a Shareholder may have a right to obtain pursuant to the [Massachusetts Limited Liability Company] Act or otherwise shall be furnished at the sole expense of such Shareholder at the Company's principal office only after the Shareholder gives 30 days' prior written notice of its intent to obtain such records, and further subject to such rules and procedures as the Trustees may establish, which may include rules and procedures established after the date of such request." The Company Agreement will be filed with the Securities and Exchange Commission.


     DIFFERENCES IN PROVISIONS REGARDING COMBINING SERIES/CLASSES. Both the Declaration of Trust and the Company Agreement provide that the Trustees may combine two or more classes or series of the Trust's shares into a single one. The Company Agreement further provides that the Trustees may from time to time divide or combine the shares of shareholders of any particular series or class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest of the shareholders of that series or class in the assets belonging to that series or class or in any way affecting the rights of shareholders of any other series or class. The Declaration of Trust has no corresponding provision allowing division of a series or Class or changing the number of Shares.


     DIFFERENCES IN PROVISIONS REGARDING SALE OF ASSETS AND MERGERS. The Declaration of Trust provides that a two-thirds vote of Shareholders is required for the Trust to merge or consolidate with any other corporation, association, trust or other organization or for the Trust to sell, lease or exchange all or substantially all of the Trust property, including its goodwill. However, if such merger, consolidation, sale, lease or exchange is recommended by the Trustees, the vote or written consent of the holders of the majority of the Shares outstanding and entitled to vote is sufficient authorization. The Company Agreement does not provide any requirement for shareholder approval for sales of substantially all of the assets of the Company. The Company Agreement provides that, upon majority vote of shareholder votes properly cast upon the question, the Trustees may cause the Company to be merged into or consolidated with another entity or its shares exchanged under or pursuant to any state or federal statute, if any, or otherwise to the extent permitted by law.



     INTERESTED TRANSACTIONS PROVISIONS. The Declaration of Trust provides that certain transactions of the Trust with Principal Shareholders (as defined therein) shall require a two-thirds vote of the Shares outstanding in order to be valid. Transactions subject to the two-thirds vote requirement under the Declaration of Trust include the merger or consolidation of the Trust with or into any Principal Shareholders; the issuance of any securities of the Trust to any Principal Shareholder for cash; the sale, lease or exchange of all or any substantial part of the assets of the Trust to any principal Shareholder; and the sale, lease or exchange to the Trust in exchange for securities of the Trust of any assets of any Principal Shareholder.


     However, the two-thirds vote requirement under the Declaration of Trust is not applicable if the Trustees approve a memorandum of understanding with the Principal Shareholder with regard to the transactions or if the transaction is with a corporation, a majority of the outstanding Shares normally entitled to vote in elections of trustees of which is owned of record or beneficially by the Trust. The Company Agreement has no comparable provision.


     DERIVATIVE LITIGATION PROVISIONS. The Trust Bylaws provide that the shareholders shall have voting power "to the same extent as the stockholders of the Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders." The Company Agreement provides that no shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Company or any series without first making demand on the Trustees to bring or maintain such action, proceeding or claim. Demand is excused only when the plaintiff makes a specific showing that irreparable injury to the Company or series would otherwise result. In their sole discretion, the Trustees may submit the matter to a vote of shareholders of the Company or series, as appropriate. Any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of shareholders shall be made by the Trustees in their business judgment and shall be binding upon the shareholders. However, if this provision is found not to be enforceable, any decision by any shareholder to bring such a court action, proceeding or claim shall require a majority affirmative vote of the shares outstanding of the Company or series, as applicable.


     DIFFERENCES IN AMENDMENT PROVISIONS. The Declaration of Trust provides that most amendments may be made by a majority of the Trustees when authorized by a majority of the shares outstanding and entitled to vote, while the Company Agreement provides that amendments need only the approval of a majority of Shareholder votes properly cast upon the question. In both cases, amendments affecting only certain classes require only the approval of the affected classes, and amendments to change the name of the Trust/Company or for the purpose of "supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision" of the Agreement do not require Shareholder authorization. In the case of the Trust, amendments dealing with par value of shares do not require shareholder vote; par value is a concept inapplicable to the Company.


     ABILITY TO EFFECT STATUTORY MERGERS. Under Massachusetts law pertaining to business trusts, Massachusetts business trusts may merge with or into one or more domestic limited liability companies but not with or into a corporation. Massachusetts limited liability companies, however, may merge with or into one or more domestic or foreign limited liability companies, domestic or foreign professional corporations, one or more domestic business trusts or associations, a domestic or foreign general or limited partnership. Thus, if in future the Portfolios should desire to effect another merger, organization as a limited liability company will afford the Portfolios greater flexibility.

FEDERAL INCOME TAX CONSEQUENCES

     As a condition to each Existing Portfolio's obligation to consummate the Reorganization, the Existing Portfolio will receive an opinion from Ropes & Gray, counsel to the Trust, to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) no gain or loss will be recognized by the Existing Portfolio as a result of the Reorganization; (ii) no gain or loss will be recognized by shareholders of the Existing Portfolio on the distribution of Reorganization Shares to them in exchange for their shares of the Existing Portfolio; (iii) the tax basis of the Reorganization Shares that the Existing Portfolio's shareholders receive in place of their Existing Portfolio shares will be the same as the basis in the Existing Portfolio shares; (iv) a shareholder's holding period for the Reorganization Shares received pursuant to the Plan will be determined by including the holding period for the Existing Portfolio shares exchanged for the Reorganization Shares, provided that the shareholder held the Existing Portfolio shares as a capital asset; (v) no gain or loss will be recognized by the New Portfolio as a result of the reorganization; (vi) the New Portfolio's tax basis in the assets that the New Portfolio receives from the Existing Portfolio will be the same as the Existing Portfolio's basis in such assets; and (vii) the New Portfolio's holding period in such assets will include the Existing Portfolio's holding period in such assets. Each opinion will be based on certain factual certifications made by officers of the Trust and the Existing Portfolios and will also be based on customary assumptions.

     Prior to the Exchange Date, each Existing Portfolio will declare a distribution to shareholders which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Exchange Date.

     The tax-free treatment of the Reorganizations means that all assets contributed to the New Portfolios, both by the Existing Portfolios and by WMFS advisory clients, will be carried on the New Portfolio's books at the tax basis in effect immediately prior to the Reorganizations. This means that, when shares of the Underlying WM Funds originally belonging to WMFS advisory clients are sold by a New Portfolio, any gain on sale will result in a capital gain which, when subsequently distributed to shareholders of the New Portfolio, will be taxable to all shareholders of the New Portfolio at the time of distribution, not only to the former WMFS advisory clients who originally owned the securities. Similarly, when securities originally belonging to the Existing Portfolios are sold by a New Portfolio, any gain on sale will generally be taxable to all shareholders of that New Portfolio at the time of distribution of such gain, not only to the shareholders of the Existing Portfolio which held the securities at the time of the Reorganization.

     The table below lists the following for each of the Existing Portfolios which is expected to receive investments by WMFS clients: (1) such Existing Portfolio's total assets, as of March 31, 1999; (2) the total assets of WMFS clients, as of March 31, 1999, eligible for contribution to such Existing Portfolio; (3) the pro forma combined assets assuming all relevant WMFS client assets are contributed as of the closing and no other changes in net assets occur before the closing (figures may not add due to rounding); (4) the unrealized capital gain as a percentage of net assets of such Existing Portfolio; (5) the estimated unrealized capital gain as a percentage of net assets of the relevant WMFS clients; and (6) the pro forma estimated combined unrealized capital gain as a percentage of net assets, assuming all relevant WMFS client assets are contributed as of the closing and no other changes in net assets occur before the closing.



                                                                                UNREALIZED GAIN
                                                                                AS A PERCENTAGE
                                                       NET ASSETS                OF NET ASSETS
                                                     AS OF 3/31/99               AS OF 3/31/99
                                                     --------------             ---------------
                                                     (IN THOUSANDS)
Strategic Growth Portfolio.........................     110,780                      14.8
Eligible WMFS client assets........................      32,752                      16.2
     PRO FORMA (COMBINED)..........................                   143,531                      15.1%
Conservative Growth Portfolio......................     318,794                      14.4
Eligible WMFS client assets........................     113,327                      13.9
     PRO FORMA (COMBINED)..........................                   432,121                      14.2%
Balanced Portfolio.................................     255,583                      10.0
Eligible WMFS client assets........................     228,928                      11.0
     PRO FORMA (COMBINED)..........................                   484,511                      10.5%
Flexible Income Portfolio..........................      33,543                       2.7
Eligible WMFS client assets........................     235,003                       7.1
     PRO FORMA (COMBINED)..........................                   268,546                       6.6%



     No WMFS client assets are expected to be contributed to the Income Portfolio. None of the SAM Portfolios had capital loss carryforwards exceeding 0.20% of its net assets as of October 31, 1998. However, this number, as well as the numbers set forth in the table above, is subject to change up until the closing of the Reorganizations.


TAKING OF OTHER ACTIONS

     It is also proposed, as part of this Proposal, that the shareholders of each Existing Portfolio approve the taking of any other actions by the Existing Portfolio or its affiliates to the extent necessary to complete the Existing Portfolio's Reorganization. Such actions will include any necessary procedures to effect the Reorganization, including but not limited to the ratification of the current Trustees of the Trust as Trustees of the Company, the approval of an investment management agreement for the Company that is substantially identical to the investment management agreement currently in effect for the Trust, the approval of Class A and Class B distribution plans for each New Portfolio which are substantially identical to those currently in effect for the Existing Portfolios, the temporary waiver of any fundamental investment restrictions which would otherwise prevent the Reorganization and the approval of any other necessary agreements.

INFORMATION ABOUT THE MANAGER


     The Manager is registered under the Investment Advisers Act of 1940, as amended and, together with its predecessors, has been in the investment management business since 1944. The Manager is a subsidiary of Washington Mutual, Inc. The principal address of Washington Mutual, Inc. is 1201 Third Avenue, Seattle, Washington 98101.


PRINCIPAL UNDERWRITER

     The Principal Underwriter of both the Existing Portfolios and New Portfolios is WM Funds Distributor, Inc., located at 1201 Third Avenue, Suite 2210, Seattle, Washington 98101.


     THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT THE SHAREHOLDERS OF EACH PORTFOLIO VOTE FOR APPROVAL OF THIS PROPOSAL.

                                   APPENDIX A


                                    FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION

    ([Strategic Growth] Portfolio, a series of WM Strategic Asset Management Portfolios, a Massachusetts business trust reorganizing as a series of WM
 Strategic Asset Management Portfolios, LLC, a Massachusetts limited liability company)


     This Agreement and Plan of Reorganization (this "Agreement") is made as of July 16, 1999 by and between WM Strategic Asset Management Portfolios, a Massachusetts business trust (the "Trust"), on behalf of its [Strategic Growth] Portfolio series (the "Portfolio"), and WM Strategic Asset Management Portfolios, LLC, a Massachusetts limited liability company (the "LLC"), on behalf of its [Strategic Growth] Portfolio series (the "New Portfolio").


PLAN OF REORGANIZATION

     (a) The Portfolio will sell, assign, convey, transfer and deliver to the New Portfolio on the Exchange Date (as defined in Section 6) all of its properties and assets. In consideration therefor, the New Portfolio shall, on the Exchange Date, assume all of the liabilities of the Portfolio existing at the Valuation Time and deliver to the Portfolio (i) a number of full and fractional Class A shares of beneficial interest of the New Portfolio (the "Class A Reorganization Shares") having an aggregate net asset value equal to the value of the assets of the Portfolio attributable to Class A shares of the Portfolio transferred to the New Portfolio on such date less the value of the liabilities of the Portfolio attributable to Class A shares of the Portfolio assumed by the New Portfolio on that date, (ii) a number of full and fractional Class B shares of beneficial interest of the New Portfolio (the "Class B Reorganization Shares") having an aggregate net asset value equal to the value of the assets of the Portfolio attributable to Class B shares of the Portfolio assumed by the New Portfolio on that date.

     The Class A Reorganization Shares and the Class B Reorganization Shares shall be referred to collectively as the "Reorganization Shares." It is intended that the reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code").


     (b) The transactions described in paragraph (a) of this Agreement are intended to occur as part of a single plan that includes the contribution by certain participants in an asset allocation service offered by WM Financial Services (the "WMFS participants") of shares in WM Funds to the New Portfolio in exchange for shares in the New Portfolio. It is intended that the contributions by the WMFS participants shall qualify as tax-free transfers under Section 351 of the Code and the regulations promulgated thereunder.



     (c) Upon consummation of the transactions described in paragraph (a) of this Agreement, the Portfolio shall distribute in complete liquidation to its Class A and Class B shareholders of record as of the Exchange Date the Class A and Class B Reorganization Shares, each shareholder being entitled to receive that proportion of such Class A and Class B Reorganization Shares which the number of Class A and Class B shares of beneficiary interest of the Portfolio held by such shareholder bears to the number of Class A and Class B shares of the Portfolio outstanding on such date. Certificates representing the Reorganization Shares will not be issued. All issued and outstanding shares of the Portfolio will simultaneously be canceled on the books of the Portfolio.

     (d) As promptly as practicable after the liquidation of the Portfolio as aforesaid, the Portfolio shall be dissolved pursuant to the provisions of the Amended and Restated Agreement and Declaration of Trust and By-Laws of the Trust, as amended, and applicable law, and its legal existence terminated. Any reporting responsibility of the Portfolio is and shall remain the responsibility of the Portfolio up to and including the Exchange Date and, if applicable, such later date on which the Portfolio is liquidated.


AGREEMENT

     The New Portfolio and the Portfolio agree as follows:

     1. Representations, Warranties and Agreements of the New Portfolio. The New Portfolio represents and warrants to and agrees with the Portfolio that:

          a. The New Portfolio is a series of WM Strategic Asset Management Portfolios, LLC, a limited liability company duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The LLC is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the LLC. Each of the LLC and the New Portfolio has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

          b. On the Effective Date, the LLC will be registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

          c.  [Reserved.]

          d.  [Reserved.]

          e. There are no material legal, administrative or other proceedings pending or, to the knowledge of the LLC or the New Portfolio, threatened against the LLC or the New Portfolio, which assert liability on the part of the LLC or the New Portfolio. The New Portfolio knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

          f. The New Portfolio has no known liabilities of a material nature, contingent or otherwise.

          g. As of the Exchange Date, the New Portfolio will have filed all federal and other tax returns and reports which, to the knowledge of the LLC's officers, are required to be filed by the New Portfolio and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the New Portfolio. All tax liabilities of the New Portfolio have been adequately provided for on its books, and no tax deficiency or liability of the New Portfolio has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

          h. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the New Portfolio of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto
     Rico).

          i. The definitive proxy statement of the Portfolio filed with the Securities and Exchange Commission pursuant to Rule 14a-6(b) under the 1934 Act and relating to the meeting of the Portfolio 's shareholders referred to in Section 7(a) (together with the documents incorporated therein by reference, the "Portfolio Proxy Statement"), on the date of such filing (i) complied in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders meeting referred to in Section 7(a) and on the Exchange Date, the Portfolio Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Portfolio Proxy Statement made in reliance upon and in conformity with information furnished by the New Portfolio and the LLC for use in the Portfolio Proxy Statement.

          j. There are no material contracts outstanding to which the New Portfolio is a party, other than as disclosed in the New Portfolio Prospectus or the Portfolio Proxy Statement.

          k. The New Portfolio has no shares of beneficial interest issued and outstanding.

          l. The New Portfolio was established by the Trustees of the LLC in order to effect the transactions described in this Agreement. It has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a "regulated investment company" for federal income tax purposes. However, upon filing its first income tax return at the completion of its first taxable year, the New Portfolio will elect to be a "regulated investment company" and until such time will take all steps necessary to ensure that it qualifies for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

          m. The issuance of the Reorganization Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

          n. The Reorganization Shares to be issued to the Portfolio have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable by the New Portfolio, and no shareholder of the New Portfolio will have any preemptive right of subscription or purchase in respect thereof.

          o. All issued and outstanding shares of the New Portfolio at the Exchange Date will be duly and validly issued and outstanding, fully paid and non-assessable by the New Portfolio. The New Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the New Portfolio shares, nor is there outstanding any security convertible into any of the New Portfolio shares.

     2. Representations, Warranties and Agreements of the Portfolio. The Portfolio represents and warrants to and agrees with the New Portfolio that:

          a. The Portfolio is a series of WM Strategic Asset Management Portfolios, a Massachusetts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out this Agreement. The Trust is qualified as a foreign limited liability company in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Trust. Each of the Trust and the Portfolio has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted and to carry out this Agreement.

          b. The Trust is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.


          c. A statement of assets and liabilities, statements of operations, statements of changes in net assets and a schedule of investments (indicating their market values) of the Portfolio as of and for the fiscal year ended October 31, 1998 will be furnished to the New Portfolio. Such statement of assets and liabilities and schedule will fairly present the financial position of the Portfolio as of the date indicated therein, and said statements of operations and statements of changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.


          d. The current prospectus and statement of additional information of the Portfolio dated March 1, 1999 (collectively, the "Portfolio Prospectus"), which has been previously furnished to the New Portfolio, did not contain as of such dates and does not contain, with respect to the Portfolio, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          e. There are no material legal, administrative or other proceedings pending or, to the knowledge of the Trust or the Portfolio, threatened against the Trust or the Portfolio, which assert liability on the part of the Portfolio. The Portfolio knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

          f. There are no material contracts outstanding to which the Portfolio is a party, other than as disclosed in the Portfolio Prospectus or the Portfolio Proxy Statement.


          g. The Portfolio has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown on the Portfolio's statement of assets and liabilities as of June 30, 1998 referred to above and those incurred in the ordinary course of its business as an investment company since such date. Prior to the Exchange Date, the Portfolio will endeavor to quantify and reflect on its balance sheet all of its material known liabilities and will advise the New Portfolio of all material liabilities, contingent or otherwise, incurred by it subsequent to October 31, 1998, whether or not incurred in the ordinary course of business.


          h. As of the Exchange Date, the Portfolio will have filed all federal and other tax returns and reports which, to the knowledge of the Portfolio's officers, are required to be filed by the Portfolio and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Portfolio. All tax liabilities of the Portfolio have been adequately provided for on its books, and no tax deficiency or liability of the Portfolio has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

          i. At the Exchange Date, the Portfolio will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Portfolio to be transferred to the New Portfolio pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the New Portfolio will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof. As used in this Agreement, the term "Investments" shall mean the Portfolio's investments shown on the schedule of its investments as of June 30, 1998 referred to in Section 2(c) hereof, as supplemented with such changes in the portfolio as the Portfolio shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Exchange Date.

          j. No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the New Portfolio or the Portfolio, except as previously disclosed to the New Portfolio by the Portfolio.

          k. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Portfolio of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, the 1940 Act or state securities or blue sky laws.

          l. The Portfolio Proxy Statement, on the date of its filing (i) complied in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders meeting referred to in Section 7(a) and on the Exchange Date, the Portfolio Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Portfolio Proxy Statement made in reliance upon and in conformity with information furnished by the New Portfolio for use in the Portfolio Proxy Statement.

          m. The Portfolio qualifies and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

          n. At the Exchange Date, the Portfolio will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Portfolio pursuant to this Agreement, the New Portfolio will constitute a "diversified company" within the meaning of
     Section 5(b)(1) of the 1940 Act.

          o. To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Portfolio shall have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Portfolio has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

          p. All issued and outstanding shares of the Portfolio are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Portfolio. The Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Portfolio shares, nor is there outstanding any security convertible into any of the Portfolio shares, except that Class B shares of the Portfolio are convertible into Class A shares of the Portfolio in the manner and on the terms described in the Portfolio Prospectus.

     3.  Reorganization.

          a. Subject to the requisite approval of the shareholders of the Portfolio and to the other terms and conditions contained herein, the Portfolio agrees to sell, assign, convey, transfer and deliver to the New Portfolio, and the New Portfolio agrees to acquire from the Portfolio, on the Exchange Date all of the Investments and all of the cash and other properties and assets of the Portfolio, whether accrued or contingent, in exchange for that number of shares of beneficial interest of the New Portfolio provided for in Section 4 and the assumption by the New Portfolio of all of the liabilities of the Portfolio, whether accrued or contingent, existing at the Valuation Time (as defined below) except for the Portfolio's liabilities, if any, arising in connection with this Agreement. The Portfolio will, as soon as practicable after the Exchange Date, distribute all of the Reorganization Shares received by it to the shareholders of the Portfolio in exchange for their Class A and Class B shares of the Portfolio.

          b. The Portfolio will pay or cause to be paid to the New Portfolio any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the Investments and other properties and assets of the Portfolio, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to the New Portfolio at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of the Portfolio acquired by the New Portfolio.

          c. The Valuation Time shall be 4:00 p.m. Eastern time on the Exchange Date or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").

     4. Exchange Date; Valuation Time. On the Exchange Date, the New Portfolio will deliver to the Portfolio (i) a number of full and fractional Class A Reorganization Shares having an aggregate net asset value equal to the value of the assets of the Portfolio attributable to Class A shares of the Portfolio transferred to the New Portfolio on such date less the value of the liabilities of the Portfolio attributable to Class A shares of the Portfolio assumed by the New Portfolio on that date, (ii) a number of full and fractional Class B Reorganization Shares having an aggregate net asset value equal to the value of the assets of the Portfolio attributable to Class B shares of the Portfolio transferred to the New Portfolio on such date less the value of the liabilities of the Portfolio attributable to Class B shares of the Portfolio assumed by the New Portfolio on that date, determined as hereinafter provided in this Section 4.

          a. The net asset value of the Reorganization Shares to be delivered to the Portfolio, the value of the assets attributable to the Class A and Class B shares of the Portfolio, and the value of the liabilities attributable to the Class A and Class B Shares of the Portfolio to be assumed by the New Portfolio shall in each case be determined as of the Valuation Time.

          b. The net asset value of the Class A and Class B Reorganization Shares shall be computed in the manner set forth in the New Portfolio Prospectus. The value of the assets and liabilities of the Class A and Class B shares of the Portfolio shall be determined by the New Portfolio, in cooperation with the Portfolio, pursuant to procedures which the New Portfolio would use in determining the fair market value of the New Portfolio's assets and liabilities.

          c. No adjustment shall be made in the net asset value of either the Portfolio or the New Portfolio to take into account differences in realized and unrealized gains and losses.

          d. The Portfolio shall distribute the Class A Reorganization Shares to the Class A shareholders of the Portfolio by furnishing written instructions to the New Portfolio's transfer agent, which will as soon as practicable set up open accounts for each Class A Portfolio shareholder in accordance with such written instructions. The Portfolio shall distribute the Class B Reorganization Shares to the Class B shareholders of the Portfolio by furnishing written instructions to the New Portfolio's transfer agent, which will as soon as practicable set up open accounts for each Class B Portfolio shareholder in accordance with such written instructions.

          e. The New Portfolio shall assume all liabilities of the Portfolio, whether accrued or contingent, in connection with the acquisition of assets and subsequent dissolution of the Portfolio or otherwise, except for the Portfolio's liabilities, if any, pursuant to this Agreement.

     5.  Expenses, Fees, etc.


          a. The parties hereto understand and agree that the transactions contemplated by this Agreement are being undertaken contemporaneously with a general restructuring and consolidation of certain of the registered investment companies advised by WM Advisors, Inc.; and that in connection therewith the costs of all such transactions are being borne by WM Advisors, Inc. and/or its affiliates. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.


          b.  [Reserved.]

          c.  [Reserved.]

          d.  [Reserved.]

          e. Notwithstanding any other provision of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including, without limitation, consequential damages.


     6. Exchange Date. Delivery of the assets of the Portfolio to be transferred, assumption of the liabilities of the Portfolio to be assumed, and the delivery of the Reorganization Shares to be issued shall be made at Boston, Massachusetts as of July 16, 1999 or at such other time and date agreed to by the New Portfolio and the Portfolio, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."


     7.  Meetings of Shareholders; Dissolution.


          a. The Trust, on behalf of the Portfolio, agrees to call a meeting of the Portfolio's shareholders as soon as is practicable after the date of filing of the Portfolio Proxy Statement for the purpose of considering the sale of all of its assets to and the assumption of all of its liabilities by the New Portfolio as herein provided, adopting this Agreement, and authorizing the liquidation and dissolution of the Portfolio.


          b. The Portfolio agrees that the liquidation and dissolution of the Portfolio will be effected in the manner provided in the Amended and Restated Agreement and Declaration of Trust and By-Laws of the Trust, as amended, and in accordance with applicable law and that on and after the Exchange Date, the Portfolio shall not conduct any business except in connection with its liquidation and dissolution.

          c.  [Reserved.]

          d.  [Reserved.]

     8. Conditions to the New Portfolio's Obligations. The obligations of the New Portfolio hereunder shall be subject to the following conditions:

          a. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Portfolio entitled to vote.


          b. That the Portfolio shall have furnished to the New Portfolio a statement of the Portfolio's assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on the Portfolio's behalf by the Portfolio's President (or any Vice President) and Treasurer, a certificate of both such officers, dated the Exchange Date, that there has been no material adverse change in the financial position of the Portfolio since October 31, 1998 other than changes in the Investments and other assets and properties since that date or changes in the market value of the Investments and other assets of the Portfolio, or changes due to dividends paid or losses from operations.


          c. That the Portfolio shall have furnished to the New Portfolio a statement, dated the Exchange Date, signed by the Portfolio's President (or any Vice President) and Treasurer certifying that as of the Exchange Date all representations and warranties of the Portfolio made in this Agreement are true and correct in all material respects as if made at and as of such date and the Portfolio has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.


          d.  [Reserved.]





          e. That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.


          f. That the New Portfolio shall have received an opinion of counsel to the Portfolio, in form satisfactory to counsel to the New Portfolio and dated the Exchange Date, to the effect that (i) the Trust is a Massachusetts business trust duly established and is validly existing under the laws of the Commonwealth of Massachusetts and has the power to own all its properties and to carry on its business as presently conducted; (ii) this Agreement has been duly authorized, executed and delivered by the Portfolio and, assuming that the Portfolio Proxy Statement complies with the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the LLC, on behalf of the New Portfolio, is a valid and binding obligation of the Portfolio; (iii) the Portfolio has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Portfolio will have duly sold, assigned, conveyed, transferred and delivered such assets to the New Portfolio; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Portfolio's Amended and Restated Declaration of Trust or By-Laws or any provision of any agreement known to such counsel to which the Portfolio is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in the Portfolio's Amended and Restated Declaration of Trust or By-Laws or then-current prospectus or statement of additional information, such counsel may rely upon a certificate of an officer of the Portfolio whose responsibility it is to advise the Portfolio with respect to such matters; and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Portfolio of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.


          g. That the New Portfolio shall have received an opinion of counsel to the Portfolio in form satisfactory to counsel to the New Portfolio (which opinion would be based upon certain factual representations and certain qualifications), with respect to the matters specified in Section 9(g) of this Agreement.


          h. That the New Portfolio shall have received an opinion of counsel to the Portfolio in form satisfactory to counsel to the New Portfolio (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes (i) no gain or loss will be recognized by the New Portfolio upon receipt of the Investments transferred to the New Portfolio pursuant to this Agreement in exchange for the Reorganization Shares; (ii) the basis to the New Portfolio of the Investments will be the same as the basis of the Investments in the hands of the Portfolio immediately prior to such exchange; and (iii) the New Portfolio's holding periods with respect to the Investments will include the respective periods for which the Investments were held by the Portfolio.

          i. That the assets of the Portfolio to be acquired by the New Portfolio will include no assets which the New Portfolio, by reason of charter limitations or of investment restrictions disclosed in its current registration statement in effect on the Exchange Date, may not properly acquire.

          j.  [Reserved.]

          k. That the Portfolio shall have received from the commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in Connection with the transactions contemplated hereby, and that all such order shall be in full force and effect.

          l. That all actions taken by the Portfolio in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the New Portfolio and its counsel.


          m. That, prior to the Exchange Date, the Portfolio shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Portfolio (i) all of the excess of (x) the Portfolio's investment income excludable from gross income under Section 103(a) of the Code over (y) the Portfolio's deductions disallowed under Sections 265 and 171(a)(2) of the Code, (ii) all of the Portfolio's investment company taxable income (as defined in Section 852 of the Code) for its taxable years ending on or after October 31, 1998 and on or prior to the Exchange Date (computed in each case without regard to any deduction for dividends paid), and (iii) all of the Portfolio's net capital gain realized (after reduction for any capital loss carryover), in each case for both the taxable year ending on October 31, 1998 and the short taxable period beginning on November 1, 1998 and ending on the Exchange Date.


          n. That the Portfolio shall have furnished to the New Portfolio a certificate, signed by the President (or any Vice President) and the Treasurer of the Portfolio as to the tax cost to the Portfolio of the securities delivered to the New Portfolio pursuant to this Agreement, together with any such other evidence as to such tax cost as the New Portfolio may reasonably request.

          o. That the Portfolio's custodian shall have delivered to the New Portfolio a certificate identifying all of the assets of the Portfolio held or maintained by such custodian as of the Valuation Time.

          p. That the Portfolio's transfer agent shall have provided to the New Portfolio (i) the originals or true copies of all of the records of the Portfolio in the possession of such transfer agent as of the Exchange Date,
     (ii) a certificate setting forth the number of shares of the Portfolio outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

          q. That all of the issued and outstanding shares of beneficial interest of the Portfolio shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Portfolio or its transfer agent by the New Portfolio or its agents shall have revealed otherwise, either (i) the Portfolio shall have taken all actions that in the opinion of the New Portfolio or its counsel are necessary to remedy any prior failure on the part of the Portfolio to have offered for sale and sold such shares in conformity with such laws or (ii) the Portfolio shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the New Portfolio in amounts sufficient and upon terms satisfactory, in the opinion of the New Portfolio or its counsel to indemnify the New Portfolio against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Portfolio to have offered and sold such shares in conformity with such laws.


          r.  [Reserved.]


     9. Conditions to the Portfolio's Obligations. The obligations of the Portfolio hereunder shall be subject to the following conditions:

          a. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Portfolio entitled to vote.

          b.  [Reserved.]

          c. That the LLC, on behalf of the New Portfolio, shall have executed and delivered to the Portfolio an Assumption of Liabilities dated as of the Exchange Date pursuant to which the New Portfolio will assume all of the liabilities of the Portfolio existing at the Valuation Time in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.

          d. That the New Portfolio shall have furnished to the Portfolio a statement, dated the Exchange Date, signed by the LLC's President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Exchange Date all representations and warranties of the New Portfolio made in this Agreement are true and correct in all material respects as if made at and as of such date, and that the New Portfolio has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such date.

          e. That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

          f. That the Portfolio shall have received an opinion of counsel to the New Portfolio in form satisfactory to counsel to the Portfolio, and dated the Exchange Date, to the effect that (i) the LLC is a Massachusetts limited liability company duly formed and is validly existing under the laws of The

     Commonwealth of Massachusetts and has the power to own all its properties and to carry on its business as presently conducted; (ii) the Reorganization Shares to be delivered to the Portfolio as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by the LLC and the New Portfolio and no shareholder of the New Portfolio has any preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized, executed and delivered by the LLC on behalf of the New Portfolio and, assuming that the Portfolio Proxy Statement complies with the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Portfolio is a valid and binding obligation of the LLC and the New Portfolio; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the LLC Agreement or By-Laws, or any provision of any agreement known to such counsel to which the LLC or the New Portfolio is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in the LLC Agreement or By-Laws, or any provision of any agreement known to such counsel to which the LLC or the New Portfolio is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in the LLC Agreement, By-Laws or then-current prospectus or statement of additional information, such counsel may rely upon a certificate of an officer whose responsibility is to advise the LLC and the New Portfolio with respect to such matters; and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the LLC on behalf of the New Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.

          g. That the Portfolio shall have received an opinion of counsel to the New Portfolio dated the Exchange Date in form satisfactory to counsel to the Portfolio (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes: (i) no gain or loss will be recognized by the Portfolio as a result of the reorganization;
     (ii) no gain or loss will be recognized by shareholders of the Portfolio on the distribution of the Reorganization Shares to them in exchange for their shares of the Portfolio; (iii) the tax basis of the Reorganization Shares that the Portfolio's shareholder received in place of their Portfolio shares will be the same as the basis of the Portfolio shares; and (iv) a shareholder's holding period for the Reorganization Shares received pursuant to this Agreement will be determined by including the holding period for the Portfolio shares exchanged for the Reorganization Shares, provided that the shareholder held the Portfolio shares as a capital asset.

          h. That all actions taken by the LLC on behalf of the New Portfolio in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Portfolio and its counsel.

          i.  [Reserved.]

          j. That the New Portfolio shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

     10.  Indemnification.

          a. The Trust shall indemnify and hold harmless, out of the assets of the Portfolio (which shall be deemed to include the assets of the New Portfolio represented by the Reorganization Shares following the Exchange
     Date) but no other assets, the trustees and officers of the LLC (of purposes of this subparagraph, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Portfolio contained in the Portfolio Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to the Portfolio required to be stated therein or necessary to make the statements relating to the Portfolio therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Portfolio. The Indemnified Parties will notify the Portfolio in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). The Portfolio shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. The Trust's obligation under Section 10(a) to indemnify and hold harmless the Indemnified parties shall constitute a guarantee of payment so that the Portfolio will pay in the first instance of any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties, first paying the same. The indemnification obligations of the Portfolio under this Section 10(a) shall be assumed by the New Portfolio upon the Exchange Date, at which time the Trust shall be automatically released from such indemnification obligations.

          b. The New Portfolio shall indemnify and hold harmless, out of the assets of the New Portfolio but no other assets, the trustees and officers of the Portfolio for purposes of this subparagraph, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the New Portfolio contained in the Portfolio Proxy Statement or any amendment or supplement thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to the Company or the New Portfolio required to be stated therein or necessary to make statements relating to the Company or the New Portfolio therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding, made with the consent of the LLC or the New Portfolio . The Indemnified Parties will notify the LLC and the New Portfolio in writing within ten days after the receipt by any one or more of the Indemnified parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). The New Portfolio shall be entitled to participate at its own expense in the defense of any claim, action, suit, or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the New Portfolio elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The New Portfolio's obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the New Portfolio will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this
     Section 10(b) without the necessity of the Indemnified Parties' first paying the same.

     11. No Broker, etc. Each of the Portfolio and the New Portfolio represents that there is no person who has dealt with it, or the Trust or LLC, who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.


     12. Termination. The Portfolio and the New Portfolio may, by mutual consent of the trustees of the Trust and the trustees of the LLC on behalf the Portfolio and the New Portfolio, respectively, terminate this Agreement, and the Portfolio or the New Portfolio, after consultation with counsel and by consent of their trustees or an officer authorized by such trustees, may waive any condition to their respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by December 31, 1999, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Portfolio and the New Portfolio.


     13.  [Reserved.]

     14. Covenants, etc. Deemed Material. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

     15. Sole Agreement; Amendments; Governing Law. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

     16. Declaration of Trust. A copy of the Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of the Trust on behalf of the [Strategic Growth] Portfolio as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property of the [Strategic Growth] Portfolio.

     17. Notice. Notice is hereby given that this instrument is executed on behalf of the LLC on behalf of the New Portfolio and not individually and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of the LLC individually but are binding only upon the assets and property of the New Portfolio.

     EXECUTED as of the date first set forth above.


WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS, LLC, a Massachusetts limited liability company, on behalf of its [Strategic Growth] Portfolio series

By:
    -----------------------------------------------------
    William G. Papesh, President


WM Strategic Asset Management Portfolios, a Massachusetts business trust, on behalf of its [Strategic Growth] Portfolio series

By:
    -----------------------------------------------------

    Monte D. Calvin, Senior Vice President

[WM GROUP of FUNDS LOGO]

WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS


[NAME OF PORTFOLIO]



                    PROXY SOLICITED BY THE BOARD OF TRUSTEES


            PROXY FOR SPECIAL MEETING OF SHAREHOLDERS-JUNE 23, 1999



    The undersigned hereby appoints William G. Papesh, Monte D. Calvin and John
T. West, and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of the above Portfolio, a series of WM Strategic Asset Management Portfolios, on June 23, 1999 at 11:00 a.m. Pacific time, and any adjournment thereof, all of the shares of the Portfolio which the undersigned would be entitled to vote if personally present.



PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


                                                  NOTE:  PLEASE SIGN EXACTLY AS
                                                  YOUR NAME APPEARS ON THIS
                                                  PROXY CARD. All joint owners
                                                  should sign. When signing as
                                                  executor, administrator,
                                                  attorney, trustee or guardian
                                                  or as custodian for a minor,
                                                  please give full title as
                                                  such. If a corporation, please
                                                  sign in full corporate name
                                                  and indicate the signer's
                                                  office. If a partner, sign in
                                                  the partnership name.

                                    --------------------------------------------
                                    Signature

                                    --------------------------------------------
                                    Signature (if held jointly)

                                    --------------------------------------------
                                    Date

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED


         HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY


                        WILL BE VOTED FOR THE PROPOSAL.



In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR Proposal 1.



Please vote by filling in the appropriate box below.



A. To approve the Reorganization of the Portfolio as a
   series of WM Strategic Asset                               For    Against    Abstain


   Management Portfolios, LLC, a Massachusetts limited
   liability company.                                         [ ]      [ ]        [ ]



   -----------------------------------------------------------------------------


                  PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE
                   AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.


   IF YOU HAVE ANY QUESTIONS REGARDING THIS PROXY, YOU MAY CALL (800) 755-7250.


   -----------------------------------------------------------------------------


 IN THE ALTERNATIVE, YOU MAY VOTE BY PHONE OR FAX THROUGH D.F. KING, OUR PROXY
  SOLICITOR. TO VOTE BY FAX, SIGN THE PROXY CARD AND FAX (BOTH SIDES) TO (212)
            269-2796. TO VOTE BY PHONE, SIMPLY CALL (800) 755-7250.